UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08797
                                   811-09049

Name of Fund:  BlackRock Small Cap Growth Fund II of BlackRock Series, Inc.
               BlackRock Master Small Cap Growth Portfolio of
               BlackRock Master LLC

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 05/31/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Small Cap
Growth Fund II
OF BLACKROCK SERIES, INC.


ANNUAL REPORT    MAY 31, 2007



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Small Cap Growth Fund II
Of BlackRock Series, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Small Cap Growth Fund II


Important Tax Information


BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. distributed long-term capital gains of $.467448 and $.825416 per share to shareholders of record on August 15, 2006 and December 4, 2006, respectively.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



A Letter to Shareholders


Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the
Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:


Total Returns as of May 31, 2007                                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            +10.29%        +22.79%
Small cap U.S. equities (Russell 2000 Index)                                           + 8.39         +18.92
International equities (MSCI Europe, Australasia, Far East Index)                      +14.08         +26.84
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 0.69         + 6.66
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 0.30         + 4.84
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.02         +12.64


We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund/Trust President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



A Discussion With Your Fund's Portfolio Manager


We continued our search for the most attractive growth companies that we believe can deliver strong returns regardless of the overall market environment.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2007, BlackRock Small Cap Growth Fund II's Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +12.50%, +12.23%, +11.29%, +11.31% and +11.88%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Russell 2000 Growth Index, returned +17.56% and its comparable Lipper category of Small-Cap Growth Funds posted an average return of +15.91%. (Funds in this Lipper category normally invest in small-capitalization companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.)

Small cap stocks performed very well over the past 12 months, despite enduring a difficult period in the summer of 2006 when fears of slowing economic growth, a softening real estate market and rising interest rates combined to exacerbate investor jitters. This led to a sharp decline from May into August 2006 as investors rotated away from smaller cap names and stocks in emerging economies. After testing the low point of the year in early August, the small cap market, as measured by the Russell 2000 Index, rebounded significantly through the end of 2006 and into 2007. The Federal Reserve Board's (the Fed's) long-anticipated break from interest rate increases, combined with falling energy prices and a strengthening consumer, initiated this sustained rally. Global liquidity and the insatiable appetite for emerging companies by larger cap companies and private equity investors have helped to sustain this rally deep into 2007.

Every sector within the Russell 2000 Growth Index generated double-digit returns for the one-year period ended May 31, 2007. Though it accounts for less than 4% of the index, the materials sector posted exceptional gains during the year with the overall allocation within the benchmark rising 35%. Continued demand for commodities by developing countries combined with a growing world economy has raised prices, benefiting all of the metal producers. While the consumer discretionary sector fell sharply with the market downturn early in the period, stocks in this sector outperformed the broader market as the U.S. consumer has proved very resilient in the face of rising energy prices and a weakening housing market. Among the major sectors, financials turned in the weakest return as the inverted yield curve and deterioration in the subprime mortgage market presented headwinds for financial stocks.

Company fundamentals and financial metrics continued to impress throughout the period. Record profits at U.S. companies combined with historically low interest rates have resulted in heightened merger-and-acquisition (M&A) activity during this period. With these deals typically being executed at a premium to pre-announcement stock prices, the frequent announcements have provided consistent positive news flow and led investors to bid up stocks in anticipation. While earnings growth has slowed to the single-digit range in 2007, reasonable valuations, unattractive bond yields and available liquidity have enabled share prices to continue to climb.


What factors most influenced Fund performance during the fiscal year?

Stock selection in the information technology, consumer discretionary and industrials sectors accounted for the Fund's underperformance relative to the Russell 2000 Growth Index during the 12-month period.

While our positions in information technology included several of the portfolio's top-performing stocks, such as SkillSoft Plc, Blackboard, Inc. and eFunds Corp., our overall investment in the sector underperformed during the year. The communications equipment industry featured two of the poorest performers within technology: Redback Networks Inc. and Occam Networks, Inc. In the software industry, the Fund's positions in i2 Technologies, Inc. and Transaction Systems Architects, Inc. were unable to keep up with their peers.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



The Fund's investments in the consumer discretionary sector also detracted from relative performance. Positions in the media and specialty retail industries accounted for the majority of the underperformance. Our position in CKX, Inc., an owner of entertainment media properties, closed lower during the period as investors waited for a new acquisition to be announced. We maintained our position and were rewarded shortly after period-end, in June 2007, when the company announced it was being bought out at a substantial premium. In specialty retail, investments in Golfsmith International Holdings and Coldwater Creek, Inc. proved detrimental during the year. We eliminated Golfsmith from the portfolio.

Our health care allocation appreciated 23% and produced excellent relative performance during the period, somewhat offsetting the negative results in information technology and consumer discretionary. Many holdings across the health care equipment & supplies and health care providers & services industries contributed to the positive results. Align Technology, Inc., a manufacturer of dental realignment systems, surged higher during the period after its primary competitor, OrthoClear Inc., agreed to cease operations. Align Technology reported two very successful quarters after that development altered the competitive landscape. In addition, Adeza Biomedical Corp. and Symbion, Inc. added significant value following their acquisitions by larger companies.


What changes were made to the portfolio during the period?

A new management team assumed responsibility for the portfolio in May 2006. During the course of this fiscal year, the management team made numerous trades to align the portfolio with its best current investment ideas.

The most notable changes to sector weightings occurred in the information technology and industrials sectors. In information technology, we added many stocks to the portfolio, thereby raising the Fund's absolute and relative exposure to the sector. We reduced the portfolio's investment in industrials by removing some of the more cyclical holdings. Other changes included an increase in health care and a reduction in energy.


How would you characterize the Fund's position at the close of the period?

At May 31, 2007, the Fund had a significant overweight in the information technology sector, where we have identified a diverse group of what we believe to be compelling investment opportunities. The largest underweights at period-end were in industrials, where we do not own any transportation stocks, and financials, where we simply do not find many stocks with promising long-term growth prospects.

Now having managed the portfolio for a full year, the management team has continued the basic fundamental investment process responsible for the Fund's positive long-term performance record. That is, we employ fundamental bottom-up research to identify stocks of companies with above-average sustainable growth. We look to add value through stock selection, and do not rely on macroeconomic themes in constructing the portfolio. In general, sector positioning is a function of our bottom-up stock-selection process and is, therefore, dependent on where we are finding individual opportunities within the small-cap growth universe. This strategy has proved successful in varying market environments, and we will continue to search for the most attractive growth companies that we believe can deliver strong returns regardless of the overall market environment.


Neil Wagner
Portfolio Manager


June 14, 2007



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares.

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after the sixth year. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                        6-Month         12-Month     Since Inception
As of May 31, 2007                                    Total Return    Total Return     Total Return
Institutional Shares*                                     +9.37%         +12.50%          +95.65%
Investor A Shares*                                        +9.33          +12.23           +92.06
Investor B Shares*                                        +8.79          +11.29           +80.88
Investor C Shares*                                        +8.80          +11.31           +80.76
Class R Shares*                                           +9.15          +11.88           +90.22
Russell 2000r Growth Index**                              +9.69          +17.56           +40.76

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's since inception date is 10/29/99.

 ** This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Since inception total returns are from 10/29/99.

    Russell 2000 is a registered trademark of the Frank Russell Company.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in Russell 2000 Growth Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $13,140.00
May 2001                                $11,745.00
May 2002                                $10,640.00
May 2003                                $10,176.00
May 2004                                $12,408.00
May 2005                                $13,811.00
May 2006                                $17,391.00
May 2007                                $19,565.00


Investor A Shares*++

Date                                      Value

10/29/1999**                            $ 9,475.00
May 2000                                $12,431.00
May 2001                                $11,082.00
May 2002                                $10,015.00
May 2003                                $ 9,555.00
May 2004                                $11,625.00
May 2005                                $12,901.00
May 2006                                $16,215.00
May 2007                                $18,198.00


Investor B Shares*++

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $13,060.00
May 2001                                $11,557.00
May 2002                                $10,359.00
May 2003                                $ 9,809.00
May 2004                                $11,543.00
May 2005                                $13,031.00
May 2006                                $16,253.00
May 2007                                $18,088.00


Investor C Shares*++

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $13,060.00
May 2001                                $11,552.00
May 2002                                $10,353.00
May 2003                                $ 9,803.00
May 2004                                $11,827.00
May 2005                                $13,027.00
May 2006                                $16,239.00
May 2007                                $18,076.00


Class R Shares*++

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $13,102.00
May 2001                                $11,652.00
May 2002                                $10,503.00
May 2003                                $10,036.00
May 2004                                $12,254.00
May 2005                                $13,564.00
May 2006                                $17,003.00
May 2007                                $19,022.00


Russell 2000 Growth Index++++

Date                                      Value

10/29/1999**                            $10,000.00
May 2000                                $11,660.00
May 2001                                $ 9,825.00
May 2002                                $ 8,271.00
May 2003                                $ 7,477.00
May 2004                                $ 9,703.00
May 2005                                $10,128.00
May 2006                                $11,973.00
May 2007                                $14,076.00

   * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests all of its assets in BlackRock Master Small Cap Growth
     Portfolio of BlackRock Master Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes are under-valued or have good prospects for earnings growth.

++++ This unmanaged Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 5/31/07                                      +12.50%
Five Years Ended 5/31/07                                    +12.96
Inception (10/29/99) through 5/31/07                        + 9.25



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 5/31/07                    +12.23%           + 6.34%
Five Years Ended 5/31/07                  +12.69            +11.48
Inception (10/29/99)
through 5/31/07                           + 8.98            + 8.21



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 5/31/07                    +11.29%           + 6.79%
Five Years Ended 5/31/07                  +11.79            +11.54
Inception (10/29/99)
through 5/31/07                           + 8.12            + 8.12



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 5/31/07                    +11.31%           +10.31%
Five Years Ended 5/31/07                  +11.79            +11.79
Inception (10/29/99)
through 5/31/07                           + 8.11            + 8.11



                                                            Return
Class R Shares

One Year Ended 5/31/07                                      +11.88%
Five Years Ended 5/31/07                                    +12.61
Inception (10/29/99) through 5/31/07                        + 8.84


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2006 and held through May 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     December 1, 2006
                                                             December 1,          May 31,           to May 31,
                                                                 2006               2007               2007
Actual

Institutional                                                   $1,000          $ 1,093.70            $ 6.84
Investor A                                                      $1,000          $ 1,093.30            $ 8.19
Investor B                                                      $1,000          $ 1,087.90            $12.60
Investor C                                                      $1,000          $ 1,088.00            $12.55
Class R                                                         $1,000          $ 1,091.50            $10.06

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000          $ 1,018.37            $ 6.59
Investor A                                                      $1,000          $ 1,017.07            $ 7.90
Investor B                                                      $1,000          $ 1,012.83            $12.14
Investor C                                                      $1,000          $ 1,012.88            $12.09
Class R                                                         $1,000          $ 1,015.28            $ 9.70

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (1.31% for Institutional, 1.57% for Investor A, 2.42% for Investor B, 2.41% for Investor C and
    1.93% for Class R), multiplied by the average account value over the period, multiplied by 182/365
    (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Statement of Assets and Liabilities                                                            BlackRock Small Cap Growth Fund II

As of May 31, 2007
Assets

       Investment in BlackRock Master Small Cap Growth Portfolio (the "Portfolio"),
       at value (identified cost--$465,882,111)                                                                   $   539,092,013
       Prepaid expenses and other assets                                                                                   29,893
                                                                                                                  ---------------
       Total assets                                                                                                   539,121,906
                                                                                                                  ---------------

Liabilities

       Payables:
           Other affiliates                                                                    $       233,320
           Distributor                                                                                 182,989
           Administrator                                                                                89,741            506,050
                                                                                               ---------------
       Accrued expenses                                                                                                    39,582
                                                                                                                  ---------------
       Total liabilities                                                                                                  545,632
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   538,576,274
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                      $         1,000
       Investor A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                   1,219
       Investor B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                     400
       Investor C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                     667
       Class R Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized                                        138
       Paid-in capital in excess of par                                                                               408,216,827
       Undistributed realized capital gains allocated from the Portfolio--net                  $    57,146,121
       Unrealized appreciation allocated from the Portfolio--net                                    73,209,902
                                                                                               ---------------
       Total accumulated earnings--net                                                                                130,356,023
                                                                                                                  ---------------
       Net Assets                                                                                                 $   538,576,274
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $162,580,366 and 9,995,779 shares outstanding                        $         16.26
                                                                                                                  ===============
       Investor A--Based on net assets of $194,560,778 and 12,193,166 shares outstanding                          $         15.96
                                                                                                                  ===============
       Investor B--Based on net assets of $60,085,775 and 4,002,130 shares outstanding                            $         15.01
                                                                                                                  ===============
       Investor C--Based on net assets of $99,937,677 and 6,666,478 shares outstanding                            $         14.99
                                                                                                                  ===============
       Class R--Based on net assets of $21,411,678 and 1,378,222 shares outstanding                               $         15.54
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Statement of Operations                                                                       BlackRock Small Cap Growth Fund II

For the Year Ended May 31, 2007
Investment Loss

       Net investment loss allocated from the Portfolio:
           Interest                                                                                               $       917,735
           Dividends                                                                                                      796,589
           Securities lending--net                                                                                          2,637
           Expenses                                                                                                   (3,771,103)
                                                                                                                  ---------------
       Total loss                                                                                                     (2,054,142)
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $       968,673
       Service and distribution fees--Investor C                                                       846,975
       Service and distribution fees--Investor B                                                       636,963
       Transfer agent fees--Investor A                                                                 447,054
       Service fees--Investor A                                                                        414,474
       Transfer agent fees--Institutional                                                              400,361
       Transfer agent fees--Investor C                                                                 264,261
       Transfer agent fees--Investor B                                                                 192,391
       Printing and shareholder reports                                                                123,609
       Service and distribution fees--Class R                                                           81,721
       Registration fees                                                                                78,661
       Transfer agent fees--Class R                                                                     55,350
       Professional fees                                                                                29,931
       Other                                                                                            16,333
                                                                                               ---------------
       Total expenses                                                                                                   4,556,757
                                                                                                                  ---------------
       Investment loss--net                                                                                           (6,610,899)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net

       Realized gain on investments--net                                                                               90,303,106
       Change in unrealized appreciation on investments--net                                                         (26,039,471)
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         64,263,635
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    57,652,736
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Statements of Changes in Net Assets                                                            BlackRock Small Cap Growth Fund II

                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                   2007              2006
Operations

       Investment loss--net                                                                    $   (6,610,899)    $   (5,600,353)
       Realized gain--net                                                                           90,303,106         61,110,407
       Change in unrealized appreciation--net                                                     (26,039,471)         31,280,519
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         57,652,736         86,790,573
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net
           Institutional                                                                          (12,500,481)                 --
           Investor A                                                                             (13,721,588)                 --
           Investor B                                                                              (5,836,461)                 --
           Investor C                                                                              (7,391,661)                 --
           Class R                                                                                 (1,321,136)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                    (40,771,327)                 --
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                           40,153,088         45,763,634
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                   4,171              1,532
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 57,038,668        132,555,739
       Beginning of year                                                                           481,537,606        348,981,867
                                                                                               ---------------    ---------------
       End of year                                                                             $   538,576,274    $   481,537,606
                                                                                               ===============    ===============

       See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Financial Highlights                                                                           BlackRock Small Cap Growth Fund II

The following per share data                 Institutional                                          Investor A
and ratios have been derived
from information provided in           For the Year Ended May 31,                           For the Year Ended May 31,
the financial statements.    2007       2006      2005     2004       2003        2007      2006       2005     2004     2003
Per Share Operating Performance

Net asset value,
beginning of year          $  15.74  $  12.50   $  11.23  $   9.21  $   9.63    $  15.51  $  12.34  $  11.12   $   9.14  $   9.58
                           -------------------------------------------------    -------------------------------------------------
Investment loss--net*         (.14)     (.14)      (.11)     (.11)     (.08)       (.18)     (.17)     (.14)      (.13)     (.10)
Realized and unrealized
gain (loss)--net             1.95**    3.38**     1.38**      2.13     (.34)      1.92**    3.34**    1.36**       2.11     (.34)
                           -------------------------------------------------    -------------------------------------------------
Total from investment
operations                     1.81      3.24       1.27      2.02     (.42)        1.74      3.17      1.22       1.98     (.44)
                           -------------------------------------------------    -------------------------------------------------
Less distributions from
realized gain--net           (1.29)        --         --        --        --      (1.29)        --        --         --        --
                           -------------------------------------------------    -------------------------------------------------
Net asset value,
end of year                $  16.26  $  15.74   $  12.50  $  11.23  $   9.21    $  15.96  $  15.51  $  12.34   $  11.12  $   9.14
                           =================================================    =================================================

Total Investment Return++++

Based on net asset
value per share              12.50%    25.92%     11.31%    21.93%   (4.36%)      12.23%    25.69%    10.97%     21.66%   (4.59%)
                           =================================================    =================================================

Ratios to Average Net Assets++

Expenses                      1.28%     1.22%      1.25%     1.23%     1.32%       1.54%     1.47%     1.50%      1.49%     1.57%
                           =================================================    =================================================
Investment loss--net         (.93%)    (.93%)     (.95%)    (.99%)   (1.03%)     (1.18%)   (1.18%)   (1.20%)    (1.24%)   (1.28%)
                           =================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)             $162,580  $167,907   $125,301  $ 96,893  $ 57,886    $194,561  $154,179  $114,558   $ 97,389  $ 70,577
                           =================================================    =================================================
Portfolio turnover
of the Portfolio            114.53%   101.49%    129.38%   148.58%    76.45%     114.53%   101.49%   129.38%    148.58%    76.45%
                           =================================================    =================================================

      * Based on average shares outstanding.

     ** Includes a redemption fee, which is less than $.01 per share.

     ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.

   ++++ Total investment returns exclude the effect of any sales charges.

        See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Financial Highlights (continued)                                                               BlackRock Small Cap Growth Fund II

The following per share data                   Investor B                                           Investor C
and ratios have been derived
from information provided in           For the Year Ended May 31,                           For the Year Ended May 31,
the financial statements.    2007       2006      2005     2004       2003        2007      2006       2005     2004     2003
Per Share Operating Performance

Net asset value,
beginning of year          $  14.78  $  11.85   $  10.77  $   8.92  $   9.42    $  14.76  $  11.84  $  10.75   $   8.91  $   9.41
                           -------------------------------------------------    -------------------------------------------------
Investment loss--net*         (.28)     (.27)      (.23)     (.21)     (.16)       (.28)     (.28)     (.23)      (.21)     (.16)
Realized and unrealized
gain (loss)--net             1.80**    3.20**     1.31**      2.06     (.34)      1.80**    3.20**    1.32**       2.05     (.34)
                           -------------------------------------------------    -------------------------------------------------
Total from investment
operations                     1.52      2.93       1.08      1.85     (.50)        1.52      2.92      1.09       1.84     (.50)
                           -------------------------------------------------    -------------------------------------------------
Less distributions from
realized gain--net           (1.29)        --         --        --        --      (1.29)        --        --         --        --
                           -------------------------------------------------    -------------------------------------------------
Net asset value,
end of year                $  15.01  $  14.78   $  11.85  $  10.77  $   8.92    $  14.99  $  14.76  $  11.84   $  10.75  $   8.91
                           =================================================    =================================================

Total Investment Return++++

Based on net asset
value per share              11.29%    24.73%     10.03%    20.74%   (5.31%)      11.31%    24.66%    10.14%     20.65%   (5.31%)
                           =================================================    =================================================

Ratios to Average Net Assets++

Expenses                      2.35%     2.25%      2.28%     2.26%     2.35%       2.36%     2.27%     2.30%      2.27%     2.37%
                           =================================================    =================================================
Investment loss--net        (1.99%)   (1.96%)    (1.98%)   (2.01%)   (2.06%)     (2.01%)   (1.98%)   (1.99%)    (2.02%)   (2.07%)
                           =================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)             $ 60,086  $ 72,350   $ 62,827  $ 68,754  $ 60,835    $ 99,938  $ 75,678  $ 43,839   $ 36,478  $ 34,195
                           =================================================    =================================================
Portfolio turnover of
the Portfolio               114.53%   101.49%    129.38%   148.58%    76.45%     114.53%   101.49%   129.38%    148.58%    76.45%
                           =================================================    =================================================

      * Based on average shares outstanding.

     ** Includes a redemption fee, which is less than $.01 per share.

     ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.

   ++++ Total investment returns exclude the effect of sales charges.

        See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Financial Highlights (concluded)                                                               BlackRock Small Cap Growth Fund II

                                                                                          Class R
                                                                                                                 For the Period
                                                                                                               Feb. 4, 2003++++++
The following per share data and ratios have been derived                 For the Year Ended May 31,               to May 31,
from information provided in the financial statements.        2007           2006           2005         2004         2003
Per Share Operating Performance

Net asset value, beginning of period                      $     15.18    $     12.11    $     10.94    $      8.96    $      7.54
                                                          -----------    -----------    -----------    -----------    -----------
Investment loss--net*                                           (.22)          (.21)          (.17)          (.16)          (.01)
Realized and unrealized gain--net                              1.87**         3.28**         1.34**           2.14           1.43
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations                                 1.65           3.07           1.17           1.98           1.42
                                                          -----------    -----------    -----------    -----------    -----------
Less distributions from realized gain--net                     (1.29)             --             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                            $     15.54    $     15.18    $     12.11    $     10.94    $      8.96
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return

Based on net asset value per share                             11.88%         25.35%         10.69%         22.10%    18.83%+++++
                                                          ===========    ===========    ===========    ===========    ===========
Ratios to Average Net Assets++

Expenses                                                        1.86%          1.72%          1.76%          1.74%       1.81%+++
                                                          ===========    ===========    ===========    ===========    ===========
Investment loss--net                                          (1.50%)        (1.43%)        (1.44%)        (1.50%)     (1.54%)+++
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)                  $    21,412    $    11,423    $     2,457    $       354         --++++
                                                          ===========    ===========    ===========    ===========    ===========
Portfolio turnover of the Portfolio                           114.53%        101.49%        129.38%        148.58%         76.45%
                                                          ===========    ===========    ===========    ===========    ===========

      * Based on average shares outstanding.

     ** Includes a redemption fee, which is less than $.01 per share.

     ++ Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.

   ++++ Amount is less than $1,000.

 ++++++ Commencement of operations.

    +++ Annualized.

  +++++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Notes to Financial Statements                BlackRock Small Cap Growth Fund II


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Small Cap Growth Fund, a series of Mercury Funds, Inc., was renamed BlackRock Small Cap Growth Fund II (the "Fund") of BlackRock Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Merrill Lynch Master Small Cap Growth Portfolio of Mercury Master Trust, which were renamed on September 29, 2006 to BlackRock Master Small Cap Growth Portfolio (the "Portfolio") and BlackRock Master Trust (the "Trust"), respectively, which has the same investment objective and strategies as the Fund. Effective June 15, 2007, the Trust was converted to a Delaware limited liability company and, in accordance to the Limited Liability Company Agreement, was renamed BlackRock Master LLC (the "Master LLC"). Throughout this report the Trust and the Master LLC are referred to as the Master LLC. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at May 31, 2007 was 100%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C Shares and Class R also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan).

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,610,899 has been reclassified between undistributed net realized capital gains allocated from the Portfolio and accumulated net investment loss as a result of a permanent difference attributable to net operating losses. This reclassification has no effect on net assets or net asset values per share.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Notes to Financial Statements (continued)    BlackRock Small Cap Growth Fund II


(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elecems at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Master LLC with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Master LLC's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Corporation, on behalf of the Fund, has entered into an Administration Agreement with BlackRock Advisors, LLC. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as the Fund's Administrator and was compensated at the same fee rate. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and the broker-dealers for providing distribution-related services to Investor B, Investor C and Class R shareholders.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Notes to Financial Statements (continued)    BlackRock Small Cap Growth Fund II


For the year ended May 31, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                             FAMD             MLPF&S                BDI

Investor A              $   8,698        $   112,964            $   223


For the year ended May 31, 2007, MLPF&S received contingent deferred sales charges of $14,522 and $13,820 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $291, relating to transactions subject to front-end sales charge waivers in Investor A Shares. In addition, BDI received contingent deferred sales charges of $39 relating to transactions in Investor C Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2007, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                            Call Center
                                                                   Fees

Institutional                                                    $1,453
Investor A                                                       $1,560
Investor B                                                       $1,057
Investor C                                                       $  955
Class R                                                          $  131


PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Corporation were officers and/or directors of FAM, FAMD, FDS, MLIM, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $40,153,088 and $45,763,634 for the years ended May 31, 2007 and May 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the Year                                Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                3,259,102    $    49,487,906
Shares issued to shareholders in
   reinvestment of distributions             806,674         11,932,076
                                     ---------------    ---------------
Total issued                               4,065,776         61,419,982
Shares redeemed                          (4,735,348)       (72,034,403)
                                     ---------------    ---------------
Net decrease                               (669,572)    $  (10,614,421)
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                3,725,837    $    58,400,821
Shares redeemed                          (3,086,978)       (47,149,022)
                                     ---------------    ---------------
Net increase                                 638,859    $    11,251,799
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                3,793,806    $    56,519,174
Automatic conversion of shares                37,655            546,006
Shares issued to shareholders in
   reinvestment of distributions             923,836         13,463,838
                                     ---------------    ---------------
Total issued                               4,755,297         70,529,018
Shares redeemed                          (2,504,543)       (37,550,517)
                                     ---------------    ---------------
Net increase                               2,250,754    $    32,978,501
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                2,770,780    $    41,003,802
Automatic conversion of shares               137,178          2,055,621
                                     ---------------    ---------------
Total issued                               2,907,958         43,059,423
Shares redeemed                          (2,248,778)       (31,711,566)
                                     ---------------    ---------------
Net increase                                 659,180    $    11,347,857
                                     ===============    ===============



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Notes to Financial Statements (concluded)    BlackRock Small Cap Growth Fund II


Investor B Shares for the Year                                   Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                1,064,811    $    14,966,520
Shares issued to shareholders in
   reinvestment of distributions             386,611          5,324,597
                                     ---------------    ---------------
Total issued                               1,451,422         20,291,117
                                     ---------------    ---------------
Automatic conversion of shares              (39,583)          (546,006)
Shares redeemed                          (2,304,812)       (32,464,138)
                                     ---------------    ---------------
Total redeemed                           (2,344,395)       (33,010,144)
                                     ---------------    ---------------
Net decrease                               (892,973)    $  (12,719,027)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                1,686,825     $   24,034,908
                                     ---------------    ---------------
Shares redeemed                          (1,948,383)       (27,303,552)
Automatic conversion of shares             (143,492)        (2,055,621)
                                     ---------------    ---------------
Total redeemed                           (2,091,875)       (29,359,173)
                                     ---------------    ---------------
Net decrease                               (405,050)    $   (5,324,265)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                2,493,530    $    35,064,127
Shares issued to shareholders in
   reinvestment of distributions             501,470          6,909,042
                                     ---------------    ---------------
Total issued                               2,995,000         41,973,169
Shares redeemed                          (1,455,462)       (20,522,034)
                                     ---------------    ---------------
Net increase                               1,539,538    $    21,451,135
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                2,444,976    $    34,720,133
Shares redeemed                          (1,020,681)       (14,337,558)
                                     ---------------    ---------------
Net increase                               1,424,295    $    20,382,575
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended May 31, 2007                            Shares             Amount

Shares sold                                1,097,305    $    15,985,485
Shares issued to shareholders in
   reinvestment of distributions              92,652          1,319,616
                                     ---------------    ---------------
Total issued                               1,189,957         17,305,101
Shares redeemed                            (564,507)        (8,248,201)
                                     ---------------    ---------------
Net increase                                 625,450    $     9,056,900
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended May 31, 2006                            Shares             Amount

Shares sold                                  784,101    $    11,588,662
Shares redeemed                            (234,308)        (3,482,994)
                                     ---------------    ---------------
Net increase                                 549,793    $     8,105,668
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


4. Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2007 were as follows:


Distributions paid from:
  Net long-term capital gains                           $    40,771,327
                                                        ---------------
Total taxable distributions                             $    40,771,327
                                                        ===============


As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $    16,281,094
Undistributed long-term capital gains--net                   41,418,457
                                                        ---------------
Total undistributed earnings--net                            57,699,551
Capital loss carryforward                                            --
Unrealized gains--net                                       72,656,472*
                                                        ---------------
Total accumulated earnings--net                         $   130,356,023
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gain is attributable primarily to the tax deferral of losses on wash sales.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Report of Independent Registered Public Accounting Firm
                                             BlackRock Small Cap Growth Fund II


To the Shareholders and Board of Directors of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Small Cap Growth Fund II, (formerly Merrill Lynch Small Cap Growth
Fund), one of the portfolios constituting BlackRock Series, Inc. ("BlackRock"), as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of BlackRock's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. BlackRock is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of BlackRock's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2007



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Portfolio Information as of May 31, 2007
                                    BlackRock Master Small Cap Growth Portfolio



                                               Percent of
Ten Largest Holdings                           Net Assets

SkillSoft Plc                                      3.3%
BE Aerospace, Inc.                                 2.3
eFunds Corp.                                       2.2
Wright Medical Group, Inc.                         2.1
SYKES Enterprises, Inc.                            2.0
IHS, Inc. Class A                                  2.0
Pediatrix Medical Group, Inc.                      2.0
Transaction Systems Architects, Inc. Class A       2.0
Digene Corp.                                       1.9
Kyphon, Inc.                                       1.9



                                               Percent of
Ten Largest Industries                         Net Assets

IT Services                                        9.1%
Health Care Equipment & Supplies                   9.0
Software                                           8.4
Commercial Services & Supplies                     8.0
Hotels, Restaurants & Leisure                      7.5
Internet Software & Services                       5.1
Energy Equipment & Services                        4.9
Semiconductors & Semiconductor Equipment           4.4
Pharmaceuticals                                    4.0
Aerospace & Defense                                3.5



                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            29.3%
Health Care                                       18.6
Consumer Discretionary                            17.2
Industrials                                       13.7
Energy                                             6.6
Financials                                         5.5
Materials                                          4.6
Other*                                             4.5

 * Includes portfolio holdings in short-term investments.

  For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Schedule of Investments as of May 31, 2007
                                    BlackRock Master Small Cap Growth Portfolio


                                                         Shares
Industry       Common Stocks                               Held        Value

Aerospace & Defense--3.5%

       BE Aerospace, Inc. (a)                           320,200   $  12,260,458
       Ladish Co., Inc. (a)                             144,300       6,405,477
                                                                  -------------
                                                                     18,665,935

Biotechnology--2.1%

       Digene Corp. (a)                                 232,200      10,332,900
       Martek Biosciences Corp. (a)                      58,200       1,218,126
                                                                  -------------
                                                                     11,551,026

Capital Markets--2.9%

       Affiliated Managers Group, Inc. (a)               42,600       5,546,520
       Cohen & Steers, Inc.                              81,900       4,257,981
       Waddell & Reed Financial, Inc. Class A           222,000       5,758,680
                                                                  -------------
                                                                     15,563,181

Chemicals--2.3%

       Agrium Inc.                                      141,600       5,470,008
       Airgas, Inc.                                     161,900       6,903,416
                                                                  -------------
                                                                     12,373,424

Commercial Banks--1.9%

       Signature Bank (a)                               150,700       5,010,775
       UMB Financial Corp.                              131,900       5,092,659
                                                                  -------------
                                                                     10,103,434

Commercial Services & Supplies--8.0%

       The Advisory Board Co. (a)                       128,900       6,711,823
       Diamond Management &
         Technology Consultants, Inc.                   541,091       7,039,594
       eTelecare Global Solutions, Inc. (b)             389,690       5,646,608
       Healthcare Services Group, Inc.                  219,800       6,125,826
       IHS, Inc. Class A (a)                            273,300      10,983,927
       Watson Wyatt Worldwide, Inc.                     135,100       6,967,107
                                                                  -------------
                                                                     43,474,885

Communications Equipment--2.4%

       EMS Technologies, Inc. (a)                       220,000       4,472,600
       Foundry Networks, Inc. (a)                       287,600       4,624,608
       Occam Networks, Inc. (a)                         298,700       2,930,247
       Polycom, Inc. (a)                                 31,200         989,664
                                                                  -------------
                                                                     13,017,119

Diversified Consumer Services--1.5%

       Laureate Education, Inc. (a)                     138,900       8,321,499

Energy Equipment & Services--4.9%

       Atwood Oceanics, Inc. (a)                        131,400       8,625,096
       Oceaneering International, Inc. (a)              165,100       8,261,604
       Superior Energy Services, Inc. (a)               237,200       9,525,952
                                                                  -------------
                                                                     26,412,652

Health Care Equipment & Supplies--9.0%

       Align Technology, Inc. (a)                       262,000       5,970,980
       Cutera, Inc. (a)                                 246,400       6,455,680
       Hologic, Inc. (a)                                 53,500       2,893,815
       Home Diagnostics, Inc. (a)                       120,400       1,341,256
       Kyphon, Inc. (a)                                 210,600      10,001,394
       SonoSite, Inc. (a)                               173,300       4,940,783
       Tomotherapy, Inc. (a)                             22,100         499,018
       Wright Medical Group, Inc. (a)                   470,100      11,451,636
       Zoll Medical Corp. (a)                           216,700       4,864,915
                                                                  -------------
                                                                     48,419,477



                                                         Shares
Industry       Common Stocks                               Held        Value

Health Care Providers & Services--3.1%

       Animal Health International, Inc. (a)             94,500   $   1,176,525
       MedCath Corp. (a)                                136,600       4,507,800
       Pediatrix Medical Group, Inc. (a)                188,300      10,849,846
                                                                  -------------
                                                                     16,534,171

Hotels, Restaurants & Leisure--7.5%

       Orient Express Hotels Ltd. Class A               183,800       9,846,166
       Panera Bread Co. Class A (a)                     101,200       5,704,644
       Pinnacle Entertainment, Inc. (a)                 164,700       5,039,820
       Red Robin Gourmet Burgers, Inc. (a)              120,300       5,164,479
       Scientific Games Corp. Class A (a)               220,500       8,233,470
       Vail Resorts, Inc. (a)                           105,600       6,330,720
                                                                  -------------
                                                                     40,319,299

Household Durables--0.6%

       iRobot Corp. (a)                                 198,100       3,260,726

IT Services--9.1%

       eFunds Corp. (a)                                 348,700      11,789,547
       ExlService Holdings, Inc. (a)                    413,821       7,775,697
       Forrester Research, Inc. (a)                     277,200       7,517,664
       SYKES Enterprises, Inc. (a)                      564,400      10,994,512
       VeriFone Holdings, Inc. (a)                       35,200       1,218,976
       Wright Express Corp. (a)                         282,800       9,917,796
                                                                  -------------
                                                                     49,214,192

Internet Software & Services--5.1%

       SkillSoft Plc (a)(b)                           1,928,800      17,687,096
       SonicWALL, Inc. (a)                            1,185,300       9,790,578
                                                                  -------------
                                                                     27,477,674

Leisure Equipment & Products--1.0%

       Smith & Wesson Holding Corp. (a)                 373,400       5,201,462

Life Sciences Tools & Services--0.6%

       Bruker BioSciences Corp. (a)                     349,500       2,984,730

Machinery--2.2%

       Actuant Corp. Class A                             82,000       4,561,660
       Bucyrus International, Inc.                      105,100       7,456,845
                                                                  -------------
                                                                     12,018,505

Media--3.0%

       CKX, Inc. (a)                                    801,079       8,515,470
       Outdoor Channel Holdings, Inc. (a)               323,746       3,240,697
       World Wrestling Entertainment, Inc.              246,400       4,314,464
                                                                  -------------
                                                                     16,070,631

Metals & Mining--2.3%

       Century Aluminum Co. (a)                         125,000       7,042,500
       Quanex Corp.                                     117,500       5,632,950
                                                                  -------------
                                                                     12,675,450

Oil, Gas & Consumable Fuels--1.8%

       Comstock Resources, Inc. (a)                     147,100       4,465,956
       Massey Energy Co.                                176,900       5,126,562
                                                                  -------------
                                                                      9,592,518

Pharmaceuticals--4.0%

       Medicis Pharmaceutical Corp. Class A             275,300       9,084,900
       Noven Pharmaceuticals, Inc. (a)                  359,500       8,430,275
       Santarus, Inc. (a)                               666,900       3,921,372
                                                                  -------------
                                                                     21,436,547



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Schedule of Investments (concluded)
                                    BlackRock Master Small Cap Growth Portfolio


                                                         Shares
Industry       Common Stocks                               Held        Value

Real Estate Management &
Development--0.8%

       Move, Inc. (a)                                   969,100   $   4,070,220

Semiconductors & Semiconductor
Equipment--4.4%

       Micrel, Inc.                                     550,200       6,855,492
       Microsemi Corp. (a)                              331,900       7,650,295
       Standard Microsystems Corp. (a)                  294,800       9,144,696
                                                                  -------------
                                                                     23,650,483

Software--8.4%

       Aladdin Knowledge Systems Ltd. (a)               286,600       6,379,716
       Blackboard, Inc. (a)                             238,700       9,822,505
       Commvault Systems, Inc. (a)                      339,300       5,686,668
       i2 Technologies, Inc. (a)                        492,700       9,243,052
       Net 1 UEPS Technologies, Inc. (a)                141,600       3,792,048
       Transaction Systems Architects, Inc.
         Class A (a)                                    308,500      10,504,425
                                                                  -------------
                                                                     45,428,414



                                                         Shares
Industry       Common Stocks                               Held        Value

Specialty Retail--2.7%

       Coldwater Creek, Inc. (a)                        253,150   $   6,290,777
       Dick's Sporting Goods, Inc. (a)                  151,000       8,391,070
                                                                  -------------
                                                                     14,681,847

Textiles, Apparel & Luxury Goods--1.0%

       The Warnaco Group, Inc. (a)                      156,900       5,395,791

       Total Common Stocks
       (Cost--$444,705,390)--96.1%                                  517,915,292



                                                           Face
       Short-Term Securities                             Amount

Time Deposits--4.5%

       Brown Brothers Harriman & Co.,
         4.62% due 6/01/2007                        $24,140,599      24,140,599

       Total Short-Term Securities
       (Cost--$24,140,599)--4.5%                                     24,140,599

Total Investments (Cost--$468,845,989*)--100.6%                     542,055,891
Liabilities in Excess of Other Assets--(0.6%)                       (2,963,878)
                                                                  -------------
Net Assets--100.0%                                                $ 539,092,013
                                                                  =============


  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    469,399,419
                                                   ================
    Gross unrealized appreciation                  $     84,460,238
    Gross unrealized depreciation                      (11,803,766)
                                                   ----------------
    Net unrealized appreciation                    $     72,656,472
                                                   ================

(a) Non-income producing security.

(b) Depositary receipts.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Statement of Assets and Liabilities                                                   BlackRock Master Small Cap Growth Portfolio

As of May 31, 2007
Assets

       Investments in unaffiliated securities, at value (identified cost--$468,845,989)                           $   542,055,891
       Cash                                                                                                                95,139
       Receivables:
           Contributions                                                                       $     1,207,910
           Dividends                                                                                    16,380
           Interest                                                                                      3,098          1,227,388
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    7,035
                                                                                                                  ---------------
       Total assets                                                                                                   543,385,453
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                      2,069,732
           Withdrawals                                                                               1,761,672
           Investment adviser                                                                          314,287
           Other affiliates                                                                              6,148          4,151,839
                                                                                               ---------------
       Accrued expenses                                                                                                   141,601
                                                                                                                  ---------------
       Total liabilities                                                                                                4,293,440
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   539,092,013
                                                                                                                  ===============

Net Assets Consist of

       Investor's capital                                                                                         $   465,882,111
       Unrealized appreciation--net                                                                                    73,209,902
                                                                                                                  ---------------
       Net Assets                                                                                                 $   539,092,013
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Statement of Operations                                                               BlackRock Master Small Cap Growth Portfolio

For the Year Ended May 31, 2007
Investment Income

       Interest                                                                                                   $       917,735
       Dividends                                                                                                          796,589
       Securities lending--net                                                                                              2,637
                                                                                                                  ---------------
       Total income                                                                                                     1,716,961
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,393,077
       Accounting services                                                                             200,798
       Custodian fees                                                                                   74,951
       Directors' fees and expenses                                                                     40,060
       Professional fees                                                                                39,468
       Printing and shareholder reports                                                                  3,432
       Pricing fees                                                                                      1,144
       Other                                                                                            18,173
                                                                                               ---------------
       Total expenses                                                                                                   3,771,103
                                                                                                                  ---------------
       Investment loss--net                                                                                           (2,054,142)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on investments--net                                                                               90,303,106
       Change in unrealized appreciation on investments--net                                                         (26,039,471)
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         64,263,635
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    62,209,493
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Statements of Changes in Net Assets                                                   BlackRock Master Small Cap Growth Portfolio

                                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                   2007              2006
Operations

       Investment loss--net                                                                    $   (2,054,142)    $   (2,028,475)
       Realized gain--net                                                                           90,303,106         61,110,407
       Change in unrealized appreciation--net                                                     (26,039,471)         31,280,519
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         62,209,493         90,362,451
                                                                                               ---------------    ---------------

Capital Share Transactions

       Proceeds from contributions                                                                 172,023,212        169,748,327
       Fair value of withdrawals                                                                 (177,075,127)      (127,399,595)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from capital share transactions               (5,051,915)         42,348,732
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 57,157,578        132,711,183
       Beginning of year                                                                           481,934,435        349,223,252
                                                                                               ---------------    ---------------
       End of year                                                                             $   539,092,013    $   481,934,435
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                  BlackRock Master Small Cap Growth Portfolio

The following ratios have been derived from                                     For the Year Ended May 31,
information provided in the financial statements.            2007           2006           2005           2004           2003
Total Investment Return

Total investment return                                        13.00%         26.39%         11.76%         22.37%        (3.59%)
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                                         .78%           .77%           .79%           .80%           .82%
                                                          ===========    ===========    ===========    ===========    ===========
Investment loss--net                                           (.42%)         (.49%)         (.48%)         (.55%)         (.53%)
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of year (in thousands)                    $   539,092    $   481,934    $   349,223    $   300,014    $   223,626
                                                          ===========    ===========    ===========    ===========    ===========
Portfolio turnover                                            114.53%        101.49%        129.38%        148.58%         76.45%
                                                          ===========    ===========    ===========    ===========    ===========

See Notes to Financial Statements.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Notes to Financial Statements
                                    BlackRock Master Small Cap Growth Portfolio


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Master Small Cap Growth Portfolio, a series of Mercury Master Trust, was renamed BlackRock Master Small Cap Growth Portfolio (the "Portfolio") of BlackRock Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. Effective June 15, 2007, the Trust was converted to a Delaware limited liability company and, in accordance to the Limited Liability Company Agreement (the "LLC Agreement"), was renamed BlackRock Master LLC (the "Master LLC"). The Declaration of Trust permits the Trustees (and after June 15, 2007, the LLC Agreement permits the Directors) to issue nontransferable interests in the Trust/Master LLC, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Master LLC employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Master LLC, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Master LLC's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Notes to Financial Statements (continued)
                                    BlackRock Master Small Cap Growth Portfolio


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits, and maintains, as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Notes to Financial Statements (continued)
                                    BlackRock Master Small Cap Growth Portfolio


(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Master LLC's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Master LLC's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the investor in the Portfolio approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Notes to Financial Statements (concluded)
                                    BlackRock Master Small Cap Growth Portfolio


The Manager is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .70% of the average daily value of the Portfolio's net assets. The Manager has entered into a Sub-Advisory Agreement with BlackRock Capital Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Portfolio to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of FAM.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended May 31, 2007, the Portfolio reimbursed FAM and the Manager $3,203 and $6,148, respectively, for certain accounting services.

In addition, MLPF&S received $16,601 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended May 31, 2007.

Prior to September 29, 2006, certain officers and/or directors of the Master LLC were officers and/or directors of MLIM, FAM, MLIMIL, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2007 were $537,989,052 and $546,232,613, respectively.


4. Short-Term Borrowings:
The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006 the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2007.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



Report of Independent Registered Public Accounting Firm
                                    BlackRock Master Small Cap Growth Portfolio


To the Investor and Board of Trustees of BlackRock Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master Small Cap Growth Portfolio, (formerly Merrill Lynch Master Small Cap Growth Portfolio) one of the portfolios constituting BlackRock Master Trust (formerly Mercury Master Trust) (the "Trust"), as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master Small Cap Growth Portfolio of BlackRock Master Trust as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2007



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served   Principal Occupation(s) During Past 5 Years        Director       Director
Interested Director


Robert C. Doll, Jr.*  Fund           2005 to  Vice Chairman and Director of BlackRock, Inc.,     122 Funds      None
P.O. Box 9011         President      present  Global Chief Investment Officer for Equities,      168 Portfolios
Princeton,            and                     Chairman of the BlackRock Retail Operating
NJ 08543-9011         Director                Committee, and member of the BlackRock Executive
Age: 52                                       Committee since 2006; President of the funds
                                              advised by Merrill Lynch Investment Managers, L.P.
                                              ("MLIM") and its affiliates ("MLIM/FAM-advised
                                              funds") from 2005 to 2006 and Chief Investment
                                              Officer thereof from 2001 to 2006; President of
                                              MLIM and Fund Asset Management, L.P. ("FAM")
                                              from 2001 to 2006; Co-Head (Americas Region)
                                              thereof from 2000 to 2001 and Senior Vice
                                              President from 1999 to 2001; President and Director
                                              of Princeton Services, Inc. ("Princeton Services")
                                              and President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") from 2001 to 2006;
                                              Chief Investment Officer of OppenheimerFunds, Inc.
                                              in 1999 and Executive Vice President thereof from
                                              1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust
   President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


David O. Beim**       Director       1999 to  Professor of Finance and Economics at the          17 Funds       None
P.O. Box 9095                        present  Columbia University Graduate School of Business    24 Portfolios
Princeton,                                    since 1991; Chairman of Outward Bound USA
NJ 08543-9095                                 from 1997 to 2001; Chairman of Wave Hill Inc.,
Age: 66                                       from 1990 to 2006; Trustee of Phillips Exeter
                                              Academy from 2002 to present.


James T. Flynn        Director       1999 to  Chief Financial Officer of JP Morgan & Co., Inc.   17 Funds       None
P.O. Box 9095                        present  from 1990 to 1995 and an employee of               24 Portfolios
Princeton,                                    JP Morgan in various capacities from 1967
NJ 08543-9095                                 to 1995.
Age: 67


W. Carl Kester        Director       1999 to  Deputy Dean for Academic Affairs, Harvard          17 Funds       None
P.O. Box 9095                        present  Business School since 2006; Mizuho Financial       24 Portfolios
Princeton,                                    Group, Professor of Finance, Harvard Business
NJ 08543-9095                                 School; Unit Head, Finance in 2005 to 2006;
Age: 55                                       Senior Associate Dean and Chairman of the MBA
                                              Program of Harvard Business School, 1999 to 2005,
                                              Member of the faculty of Harvard Business School
                                              since 1981. Independent Consultant since 1978.


Karen P. Robards***   Director       1999 to  Partner of Robards & Company, LLC., a financial    17 Funds       AtriCure, Inc.
P.O. Box 9095                        present  advisory firm since 1987; formerly an investment   24 Portfolios  (medical devices)
Princeton,                                    banker with Morgan Stanley for more than ten
NJ 08543-9095                                 years; Director of Enable Medical Corp. from 1996
Age: 57                                       to 2005; Director of AtriCure, Inc., since 2000;
                                              Director of the Cooke Center for Learning and
                                              Development, a not-for-profit organization,
                                              since 1987.


  * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Audit Committee.

*** Chair of the Board of Directors.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Officers and Directors (concluded)


                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Fund           Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           1999 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present  Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and                     ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer               Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                                       to 1997.


Karen Clark           Fund Chief     2007 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011         Compliance     present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton,            Officer                 2007; Principal and Senior Compliance Officer, State Street Global Advisors,
NJ 08543-9011                                 from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998
Age: 42                                       to 2001; and Branch Chief, Division of Investment Management and Office of
                                              Compliance Inspections and Examinations, U.S. Securities and Exchange
                                              Commission, from 1993 to 1998.


Alice A. Pellegrino   Secretary      2004 to  Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present  2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton,                                    with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc.
NJ 08543-9011                                 and Princeton Services from 2004 to 2006.
Age: 47


 * Officers of the Fund serve at the pleasure of the respective Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedules of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050


 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK SMALL CAP GROWTH FUND II                                 MAY 31, 2007


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
           Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           BlackRock Small Cap Growth Fund II
           (a) Audit Fees -         Fiscal Year Ended May 31, 2007 - $6,600
                                    Fiscal Year Ended May 31, 2006 - $6,600

           (b) Audit-Related Fees - Fiscal Year Ended May 31, 2007 - $0
                                    Fiscal Year Ended May 31, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended May 31, 2007 - $6,100
                                    Fiscal Year Ended May 31, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended May 31, 2007 - $0
                                    Fiscal Year Ended May 31, 2006 - $0

           BlackRock Master Small Cap Growth Portfolio
           (a) Audit Fees -         Fiscal Year Ended May 31, 2007 - $32,500
                                    Fiscal Year Ended May 31, 2006 - $32,500

           (b) Audit-Related Fees - Fiscal Year Ended May 31, 2007 - $0
                                    Fiscal Year Ended May 31, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended May 31, 2007 - $0
                                    Fiscal Year Ended May 31, 2006 - $0

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended May 31, 2007 - $0
                                    Fiscal Year Ended May 31, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) BlackRock Small Cap Growth Fund II
               Fiscal Year Ended May 31, 2007 - $2,985,417
               Fiscal Year Ended May 31, 2006 - $3,130,717

               BlackRock Master Small Cap Growth Portfolio
               Fiscal Year Ended May 31, 2007 - $2,979,317
               Fiscal Year Ended May 31, 2006 - $3,124,717

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC


Date: July 24, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC


Date: July 24, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap Growth Portfolio of BlackRock Master LLC


Date: July 24, 2007